SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN GLOBAL AND INTERNATIONAL BOND FUNDS

I.              Evergreen International Equity Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from International Equity Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA International Equity Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA International Equity Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

September 22, 2006	577611 (9/06)